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                       SECURITIES AND EXCHANGE COMMISSION
                                WASHINGTON, D.C.

                                  ___________

                                   FORM 8-K/A

                                  ___________

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported):  July 11, 2000


                           CFW Communications Company
               (Exact Name of Registrant as Specified in Charter)
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
     Virginia                   0-16751                      54-1443350
(State of Incorporation) (Commission File Number) (IRS Employer Identification No.)

                                P. O. Box  1990
                           Waynesboro, Virginia 22980
                    (Address of principal executive offices)

                                 (540) 946-3500
              (Registrant's telephone number, including area code)
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ITEM 2.        ACQUISITION OR DISPOSITION OF ASSETS.

     On July 24, 2000, CFW Communications Company ("CFW") filed a Form 8-K relating to the sale of its directory assistance operations to Telegate AG, a Federal Republic of Germany corporation. The purpose of this Form 8-K/A is to incorporate by reference herein unaudited pro forma consolidated financial information of CFW.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (a)  Financial Statements of Business Acquired.

     Not applicable.

     (b)  Pro Forma Financial Information.

     Unaudited pro forma consolidated financial information of CFW Communications Company (incorporated herein by reference to Item 7 (b) of the Company's Current Report on Form 8-K filed with the Commission on August 4, 2000).
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                                   SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


     CFW Communications Company
     (Registrant)


                           By:  /s/ James S. Quarforth
                              ----------------------------------------
                                 James S. Quarforth
                                 Chairman and Chief Executive Officer


Date:  August 14, 2000